SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                            -------------------

                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                           -------------------

     Date of report (Date of earliest event reported) January 12, 2000

                                NEWCOR, INC.
           (Exact name of registrant as specified in its charter)


     Delaware                      1-5985                 38-0865770
  (State of Incorporation)    (Commission File No.)     (I.R.S. employer
                                                        identification no.)


                           1825 S. Woodward Ave.,
                                 Suite 240
                      Bloomfield Hills, Michigan 48302
          (Address of principal executive offices, including zip)


                               (248) 253-2400
            (Registrant's telephone number, including area code)


ITEM 5.     OTHER EVENTS.

            On December 28, 1999, the Board of Directors of Newcor, Inc., a Delaware corporation (the "Company"), approved the adoption of a shareholder rights plan. The plan is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values. Pursuant to the new Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C. , as Rights Agent (the "Rights Agreement"), one right (a "Right") will be issued for each outstanding share of common stock, $1.00 par value, of the Company (the "Common Stock") on January 12, 2000 (the "Record Date"). The dividend of one Right for each outstanding share of Common Stock is payable on the Record Date to stockholders of record at the close of business on the Record Date. The Board of Directors of the Company also authorized the issuance of one Right for each share of Common Stock issued after the Record Date and prior to the earliest of the Distribution Date (as defined in the Rights Agreement), the redemption of the Rights and the expiration of the Rights. Except as set forth below and subject to adjustment as provided in the Rights Agreement, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at an exercise price of $10.50 per Right (the "Purchase Price").

            The description and terms of the new Rights are set forth in the Rights Agreement dated as January 12, 2000, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      4(h) Rights Agreement, dated as of January 12, 2000, between Newcor, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock and as Exhibit B the Form of Rights Certificate.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:/s/ KEITH F. HALE
                                    --------------------------------------
                                    Name:  Keith F. Hale
                                    Title: President and Chief
                                            Executive Officer



Date: January 13, 2000




                               EXHIBIT INDEX
                               -------------


      Exhibit                 Description
      -------                 -----------

      4(h) Rights Agreement, dated as of January 12, 2000, between Newcor, Inc. and ChaseMellon Shareholder Services, L.L.C. as Rights Agent, which includes as Exhibit A the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock and as Exhibit B the Form of Rights Certificate.